Investor Presentation | August 2024 Investor Presentation 8 August 2024 US PT 9 August 2024 AEST Q2’24

Investor Presentation | August 2024 Disclaimer These materials and the accompanying oral presentation have been prepared by Life360, Inc. (ARBN 629 412 942) (“Company”) on a confidential and non-reliance basis, and may not be reproduced in whole or in part, nor may any of its contents be disclosed, to any other person, without the prior written consent of the Company. These materials are for informational purposes only. This presentation contains summary information about the Company and its activities and is current as of the date of this presentation. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. It should be read in conjunction with the Company’s periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission (“SEC”), available at www.asx.com.au and www.sec.gov, respectively. 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Investor Presentation | August 2024 01 Life360 Overview (4 – 28) 02 Financial Update Q2’24 (29 – 39) Contents 03 2024 Outlook (40 – 41) 04 1. 2. 3. Appendix (42 – 48) Operating metrics Financials GAAP to Non-GAAP reconciliations & Non-GAAP financial measures 3

Investor Presentation | August 2024 01 Life360 Overview 4

Investor Presentation | August 2024 Offering a holistic solution to improve everyday family life Location sharing for the whole family ...supercharged with safety Private map for your inner circle Free to use Built for families Devices for people, pets, and things Premium safety services Market leading driving safety Life360’s mission is to keep people close to the ones they love 5

Life360 at a glance

Global scale, durable growth, expanding profitability

Metric	Description
~70.6M	Global Monthly Active Users
170+	Countries where available in Apple App Store [1]
339 billion	Miles driven with Life360 Crash Detection[3]
#4	Top Social Networking App[4]
$84.9m +20% YoY	Q2'24 Revenue
~2.0M	Global Paying Circles
13%	U.S. Penetration[2]
42.9 billion	Safe arrival notifications[3]
10.1M+	Monthly active Tile devices
$11.0m 13% Margin	Q2'24 Adjusted EBITDA[5]

Note: As of June 30, 2024 unless otherwise stated. [1] Available in 133 countries through Google Play Store. [2] U.S. smartphone penetration based on approximately 40.5 million U.S. MAUs as of June 2024 compared to the total U.S. population per 2020 census adjusted for smartphone penetration. [3] LTM as of June 30, 2024. [4] By Daily Active Users on the Apple App Store in the U.S. as of June 2024. Source: data.ai, a Sensor Tower company [5] For the definition of Adjusted EBITDA, the use of this Non-GAAP measure, and a reconciliation of Net Loss to Adjusted EBITDA, see Appendix 3

Life360 Investor Presentation | August 2024 6

Distinctive product offering

Serving families of all types

Location Sharing
Effortless daily coordination with advanced location sharing

Driving Safety
24/7 support with crash detection, emergency dispatch, roadside assistance and more

Digital Safety
Protection and prevention for each family member

Emergency Dispatch
Expert assistance any time, anywhere

Comprehensive Offering
All-in-one solution for real life


Family messaging
Real-time driving
One-tap communication
Private family Circle
Crash detection and emergency dispatch
People
Emergency services are on the way.


Families of all stages

New drivers

Young couples

Adoring pet parents

Aging parents

Life360
Investor Presentation | August 2024
7

Significant opportunity to continue to expand TAM



~$75bn
~$75bn
Subscription Services[1]
Life360
~$80bn
$2.7bn
Pet Tracking[3]
$2.1bn
Item Tracking[2]
$75bn
Subscription Services
2021 – 2022
~$83bn
$3.1bn
Advertising[4]
$2.7bn
Pet Tracking
$2.1bn
Item Tracking
$75bn
Subscription Services
Today
Family Financial Services
Elderly Monitoring
Auto Insurance
Expansion Opportunities
Advertising
Pet Tracking
Item Tracking
Subscription Services
Future

Acquisition of jiobit + tile

Source: GSMA Mobile Economy Report, Pew Research Center, 2020 U.S. Census, International Monetary Fund (IMF), Public Company Filings, and Company Data
[1] Smartphone-Equipped Population of Asia Pacific excluding China, Eurasia excluding Russia, Middle East and North Africa, United States, and Canada (Total Population × Smartphone Adoption Rate), divided by People Per Paying Circle to derive Total Paying Circles, multiplied by Q1'24 Average Revenue Per Paying Circle. [2] Intellectual Market Insights Research – AirTag Market Overview. [3] Grandview Research – Pet Wearables Market
[4] 2023 Average Advertising Revenue Per User of Meta, Snap, Uber, Spotify, Reddit, and Duolingo, multiplied by Smartphone-Equipped Population across the U.S. (Total Population × Smartphone Adoption Rate).

Life360 Investor Presentation | August 2024 8

Investor Presentation | August 2024 Subscription Services IndirectDevices Advertising Adjacent Markets Monetizing our addressable markets ✓ Roadside Assistance ✓ Medical Assistance ✓ SOS ✓ Driver Reports ✓ Stolen Phone Protection ✓ ID Theft Protection ✓ Crash Detection ✓ Emergency Dispatch ✓ Disaster Response ✓ Travel Support & More… Platinum Ads for Free Members Targeting based on First Party Data Elderly Monitoring Family Financial Services Auto Insurance First Party Data Monetization Hubble Partnership 9 Future Opportunity

Investor Presentation | August 2024 The aspirational goals that drive our strategy #1 Brand for everyday family life 150M+ Monthly Active Users $1B+ Revenue 25%+ EBITDA margins Note: Long-term targets are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our most recent Annual Report on Form 10-K, as well as any amendments thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. 10

Investor Presentation | August 2024 Grow our audience By building a leading position as a global family brand Scale paid offerings By driving higher retention and conversion through increased value for members Create new revenue streams By meeting family needs at every life stage and strengthening relationships with members Expand profitability By leveraging the expense base, and balancing growth investment with financial discipline Powerful network effects driving significant long-term growth opportunity Life360 strategy 11

Investor Presentation | August 2024 Consistent MAU growth • Consistent growth (Q1 2018 – Q2 2024 CAGR) across both US and International at 34% and 29%, respectively • US MAU base has grown in parallel with consistent improvements in features and the member experience • International MAUs up 48% YoY as of Q2 2024, reflecting significant growth opportunity as international user experience moves towards parity with US • >70% of new users are through referral/word of mouth Life360 Core Monthly Active Users (MAU)(M) Note: Numbers may not sum due to rounding. 12 Largely due to organic adoption 32% Total CAGR 6 8 9 10 11 13 15 17 17 16 17 17 18 20 22 24 25 27 29 31 32 34 35 37 39 40 6 7 8 9 10 11 11 11 12 9 9 10 10 12 12 12 13 15 18 18 19 20 23 25 28 30 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 US International +48% YoY +20% YoY

Investor Presentation | August 2024 Long remaining runway in U.S. penetration Penetration by State (2024)Penetration by State (2020) States with more than 6% penetration in 2020 experienced over 115% penetration growth on average from March 2020 to March 2024, underpinning the remaining meaningful runway in the U.S. 10% 2% 25% 5% Source: GSMA Mobile Economy Report, Pew Research Center, 2020 U.S. Census, and Company Data. 13

Investor Presentation | August 2024 US iOS App Rankings by DAU 1 US iOS Social Networking App Rankings by DAU 2 One of the highest DAUs across all apps in the U.S. Source: data.ai, a Sensor Tower company. Note: DAUs (Daily Active Users) defined as devices having 1 or more foreground sessions within an app in a day. 1 Life360 ranked 13th on iOS in the US by DAUs as of June 2024 on iPhone. 2 Life360 ranked 4th in the US in the social networking category on iOS by DAUs as of June 2024 on a unified basis. 14

Investor Presentation | August 2024 Strong U.S. Engagement – rivals the biggest names in social and streaming media US DAU/MAU Ratio (%) Source: Sensor Tower company as of June 30, 2024; Company Data for Life360 metrics. 1 Hyper-Engaged Social represents the average DAU/MAU of Facebook, Instagram, Snapchat, TikTok, and X (formerly Twitter). (Video) Social Media Streaming Media Hyper- Engaged Social1 With Push Notif. 64% 62% 60% 58% 45% 44% 38% 30% 27% 26% 24% 21% 19% 18% 14% 13% 12% 15

Investor Presentation | August 2024 Source: GSMA Mobile Economy Report, Pew Research Center, International Monetary Fund (IMF), and Company Data 1 Estimated number of Life360 members as a percentage of smartphone-enabled population by region; Rest of World excludes Russia and China; Penetration rates of June 30, 2024 unless otherwise noted. Canada 3%1% (2020) (2024) United States 13%6% (2020) (2024) United Kingdom 8%2% (2020) (2024) Rest of World 0.4%0.2% (2020) (2024) Europe 1.2%0.4% (2020) (2024) International penetration, while expanding, trails the U.S., with large upside opportunity Large global opportunity Penetration by Region (2020–2024)1 Australia & New Zealand 9%3% (2020) (2024) 16

Investor Presentation | August 2024 Our freemium flywheel drives our growth Better Engagement More Users 17

Investor Presentation | August 2024 New Member Onboarding Frictionless download & registration Free Member Experience features Paid Subscriber Upsell to Paid Subscriber Paid Subscriber Upsell to higher tier + Other products Life360’s digital based freemium business Monetization: Advertising + Data + Lead Gen Premium Subscription Referral Fees Other Sales1 Cost to provide: Hosting & other technology costs Membership benefit costs + app store commissions Referral costs1 Marketing Efforts Conversion / Retention initiatives Member Experience & Product Efforts 1 Represents potential revenue and costs associated with future opportunities. This statement is forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our most recent Annual Report on Form 10-K, as well as any amendments thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. 18 Freemium model becomes powerful at scale • Strong word of mouth drives organic growth, supporting efficient customer acquisition spend • Digital economics enables efficient scaling of user base, with low cost/high margin subscription services • Growing free member base: - creates a competitive moat - increases premium member acquisition pool and - provides indirect monetization opportunities, including advertising

Loyal and engaged user base enables monetization through membership

Current U.S. Membership Bundles

FREE MEMBERSHIP
$0.00/mo

- ✓ SOS
- ✓ Place Alert (2 places)
- ✓ Location History (2 days)
- ✓ Crash Detection
- ✓ Family Driving Summary

SILVER MEMBERSHIP
$7.99/mo

- + Place Alert (5 places)
- + Location History (7 days)
- + Stolen Phone Protection ($100)
- + Ad-Free Experience

14% of US Paying Circles[1]

GOLD MEMBERSHIP
$14.99/mo

- + Place Alert (99 places)
- + Location History (30 days)
- + Individual Driver Reports
- + Roadside Assistance
- + 24/7 Emergency Dispatch
- + ID Theft Protection
- + Free Towing (5mi Radius)
- + Stolen Funds Reimbursement ($25K)
- + Stolen Phone Protection ($250)
- + Tile Mate Included
- + Ad-Free Experience

82% of US Paying Circles[1]



Tile Mate included

A $25 VALUE

PLATINUM MEMBERSHIP
$24.99/mo

- + Credit Monitoring
- + Disaster Response
- + Medical Assistance
- + Travel Support
- + Free Towing (50mi Radius)
- + Stolen Funds Reimbursement ($1M)
- + Stolen Phone Protection ($500)
- + Tile Starter Pack Included
- + Ad-Free Experience

4% of US Paying Circles[1]



Tile Starter Pack included

A $55 VALUE

Long tailed conversion pattern with oldest free user cohorts still converting to paid today

Conversion of free to paid for cohorts when measured in three-year periods[2]:

- 35% in Month 1
- 28% in Months 2-12
- 37% in Months 13-36

[1]As of June 30, 2024. Membership bundles shown represent U.S. offering. Services differ slightly by region. [2]On average, for all members that registered from 2017 through March 2024, with respect to free members that converted to subscribers during the first three years

Life360

Investor Presentation | August 2024 19

Investor Presentation | August 2024 Paying Circles growing while raising prices Paying Circles by geography (000s) • Consistent growth (Q1 2018 – Q2 2024 CAGR) across both US and International at 30% and 33%, respectively • Focus on driving customer value has allowed for continued growth while raising prices • Higher pricing through the launch of Triple Tier membership in UK and ANZ in October 2023 and April 2024, respectively. Price increases also implemented for existing subscribers in both regions • US price increases were implemented beginning in Q3’22 for new subscribers, followed by price increases for existing subscribers on iOS and Android in Q4’22 and Q2’23, respectively Note: Numbers may not sum due to rounding. 3.5 members per Paying Circle on average. 20 +42% YoY +19% YoY 280 337 410 458 529 550 605 647 668 665 698 708 737 804 895 991 1,044 1,117 1,180 1,162 1,203 1,233 1,300 1,327 1,390 1,468 93 109 124 138 157 159 171 180 183 169 171 169 166 186 204 227 243 275 310 332 364 396 446 474 508 562 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 US International 31% Total CAGR

Life360 is a one-stop holistic experience vs competitors

With the only combined feature set across all of these isolated point solutions

Mobile

Life360

4.7

Life360 App Ranking
(vs. Find My at 2.8)



45%
of Total Paying Circles are cross-platform

Competitors

Devices



10.1M+

Monthly active Tile devices[1]



65%
of surveyed U.S. pet owner member base have interest in a pet tracker [2]

Competitors: chipolo, ANKER, AirTag, fi

Premium Services

Emergency assistance + **Digital safety** + **Additional safety features**

Competitors: LifeLock by Norton, AAA, On

[1] As of June 30, 2024. [2] Pet tracking is not currently available in the Life360 app.

Life360
Investor Presentation | August 2024 21

Investor Presentation | August 2024 22 Life360’s family safety focus creates a competitive moat Providing peace of mind and engaging for families versus generic solutions 50 NPS Score Considered “Excellent” by NPS Creator, Bain & Co.3 #1 Brand Attribute1,2 4.6 4.7 “Peace of mind” 1 As of June 30, 2024. 2 Life 360 Brand Tracking research - April 2024 Fielding (based out of the 23 brand attributes tested). 3 According to April 2024 NPS creator, Bain & Co. for US Adults aged 31-60. 1 in 8 5x App Opens per Day1 U.S. Smartphone Owners Use Life3601

Investor Presentation | August 2024 Life360’s purpose-built technology platform Proprietary technology set to operate at scale globally 1 As of June 2024. 2 Patents cover the following areas: Battery Power Conservation; Location Fixing and Tracking; Behavioral Pattern Assessment in the Use of a Mobile Device; User Safety; Notification Management; Usage Monitoring and Access Control of Applications; Generation of Notifications in a Workout Group; Generation and Sending of Prepopulated Messages to a Selected Group of Mobile Devices. 23 $375+ Million in R&D investment since 2016 35 patents2 issued or pending Processing 100 bn+ location points per week 1 Scale Services iOS and Android, with seamless servicing of users irrespective of OS Cross Platform Global access to location data Actionable data insights With many handset models and operating systems Compatibility Capacity to scale for new growth opportunities Scalability To respond to changes from platform providers Flexibility Smart real-time tracking mode Latency Optimised to reduce bounce-outs Accuracy Service reliability, plus data security and compliance Reliability Efficient design avoids battery drain Battery Life

Investor Presentation | August 2024 New monetization opportunities from free user base Loyal User Base of families that retains on the platform1 Globally Recognized Brand Focused on safety and connection First Party Data Advantage based on location Valuable Targeting Opportunities based on user insights … has the potential to deliver significant value while maintaining privacy at the forefront of our member experience Note: All metrics as of June 30, 2024 unless otherwise noted. 1 Based on MAU and Paying Circles by Registration Year data. 40M U.S. Monthly Active Users 1 in 8 U.S. Smartphone Owners Use Life360 5x App Opens per Day 44% DAUs Open the App Daily “US, 70th percentile household income, Moms, who have visited a Walmart in the last 30 days” Illustrative Customer Profiling & Audience Segment “1 million users visited Walmart in the course of the last 30 days” Our differentiated audience… 24 Our differentiated audience can deliver value to B2B data providers and advertisers

High value offsite and direct sales advertising are differentiators for Life360's advertising model

Average Revenue Per User

Early Ad Testing & Infrastructure Development

Third party sales teams, Programmatic relationships

Paid Partnerships

Pursue paid partnerships in parallel to programmatic ads

Direct Sales

Expand direct sales efforts while continuing to leverage programmatic ads

Offsite

Explore offsite (retargeting) opportunities to help brands connect with our members

The Future

New & Expanded Sales Channels

+

Improved Ad Relevance, Data and Delivery

+

Expanded Ad Formats / Surfaces

=

Long-term Revenue and Value Driving Higher Average Revenue Per User Over Time

Life360

Investor Presentation | August 2024 25

Investor Presentation | August 2024 1 Data.ai, a Sensor Tower company; 2 Based on public filings; represents Monthly Active Platform Consumers; reflects annual advertising revenue divided by Average Monthly Active Platform Consumers for applicable period. 3 Total Global Monthly Active Users as of June 30, 2024. Global Mobile Advertising Spend1 $402bn (2024 estimate) Large Market Opportunity Create new revenue streams: advertising fuels revenue growth $11 $141 $500 $900 $0.13 $1.32 $4.07 $6.41 2020 (Year 1) 2021 (Year 2) 2022 (Year 3) 2023 (Year 4) Advertising Revenue ($M) ARPU Global MAUs: ~140M2 ~71M3 2 The Life360 advertising opportunity 26 Advertising launch success story CASE STUDY:

Investor Presentation | August 2024 Recognized leader in family safety and security Fully integrated cross- platform offering through leading mobile app & supporting devices Loyal and engaged user base with multiple monetization vectors including advertising Global opportunity with tailwinds from demographics and accelerating adoption of location sharing Scalable business model driven by recurring revenue with opportunity to expand profitability Strong brand awareness and freemium model driving powerful network effects What sets Life360 apart 27

Life360's highly attractive financial model

Growth at Scale

$304.8M AMR as of Q2'24 (23% year-over-year growth) with additional growth across multiple non subscription revenue streams

Highly Engaged Members Drive Acquisition Flywheel

~70.6M Global MAU and ~2.0M Global Paying Circles with consistent net subscriber retention of approximately 100% across member registration years. Loyal, engaged members are the best acquisition engine through word-of-mouth referrals

Digital Economics and Profitability

Globally scalable tech stack makes services available at very low cost per additional user. These economics combined with operating leverage drive improving margins (Q2'24 is 7th consecutive quarter of positive Adj. EBITDA)

Strong Capital Efficiency

Capital light business + operating leverage results in improving positive operating cash flow, with $13.9m of operating cash flow in H1 2024

Strategic Opportunities for Growth

Significant opportunities for additional growth: wider use cases + broadening demographics + international rollout + monetization of free user base

Note: Metrics as of June 30, 2024.

Life360

Investor Presentation | August 2024 28

Investor Presentation | August 2024 Financial Update Q2’24 02 29

Q2'24 Achievements

Cementing our position as the market-leading family safety membership service

Growing our audience	Scaling paid offerings	Creating new revenue streams	Expanding profitability
~71m Global Monthly Active Users (MAU) + 31% YoY	**~2m** Global Paying Circles + 25% YoY Triple Tier Membership launched in ANZ in April 2024	Initial infrastructure established to build advertising revenue stream	**$84.9m** Revenue +20% YoY
48% YoY growth in International MAU	**132k** Quarterly net adds, an all-time record	Expansion of B2B indirect monetization	**$11.0m** Positive Adjusted EBITDA for 7th consecutive quarter

Life360

Investor Presentation | August 2024 30

Q2'24 Results Summary

Delivering on growth

$M	Q2'24	Q2'23	Change	% ch YoY
Revenue				
Subscription	65.7	52.7	13.0	25%
Hardware	11.9	11.6	0.3	3%
Other	7.3	6.5	0.8	12%
Total revenue	**84.9**	**70.8**	**14.1**	**20%**
Annualized Monthly Revenue (AMR)[1]	304.8	248.7	56.2	23%
Operating expenses	66.0	59.0	7.0	12%
Net loss	(11.0)	(4.4)		
EBITDA (Non-GAAP)[2]	(5.6)	(2.0)		
Adjusted EBITDA (Non-GAAP)[2]	11.0	5.7		
Cash and cash equivalents[3]	162.0	64.2		
Operating cash flow	3.3	3.7		

Note: Numbers may not sum due to rounding
[1]AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded
[2] EBITDA and Adjusted EBITDA are non-GAAP measures. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3
[3] Cash and cash equivalents includes Restricted Cash

Commentary

- Continued strong subscription revenue momentum, up 25% including hardware subscriptions, and 25% for Life360 subscriptions
- Hardware revenue increase of 3% reflects fewer discounts and benefits from bundling
- Other revenue increase of 12% benefitting from modest amounts of advertising revenue and data and partnership arrangements
- Annualized Monthly Revenue up 23% to $304.8 million
- Operating expenses increased 12%, demonstrating strong operating leverage given the revenue uplift of 20%
- Positive Adjusted EBITDA achieved for seven consecutive quarters

Life360

Investor Presentation | August 2024 31

Investor Presentation | August 2024 Continued strong revenue momentum *Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period. AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded Quarterly Annualized Monthly Revenue ($M)* Quarterly Revenue ($M) +12% YoY +3% YoY +25% YoY +23% YoY growth in June 2024 Annualized Monthly revenue 32 46 62 68 75 76 78 81 90 96 106 124 140 166 174 184 224 239 249 259 274 285 305 1Q 19 2 Q 19 3 Q 19 4 Q 19 Q 1 2 0 Q 2 2 0 Q 3 2 0 Q 4 2 0 Q 1 2 1 Q 2 2 1 Q 3 2 1 Q 4 2 1 Q 1 2 2 Q 2 2 2 Q 3 2 2 Q 4 2 2 Q 1 2 3 Q 2 2 3 Q 3 2 3 Q 4 2 3 Q 1 2 4 Q 2 2 4 $36 $53 $66 $7 $12 $12 $6 $6 $7 $49 $71 $85 Q2'22 Q2'23 Q2'24 Subscription Hardware Other

Investor Presentation | August 2024 Life360 Core Monthly Active Users (MAU)(M) Note: Numbers may not sum due to rounding. Global MAU Q2’24 year-on-year growth of 31% International Triple Tier launch countries MAU +38% YoY +40% YoY +35% YoY +48% YoY +20% YoY 33 6 8 9 10 11 13 15 17 17 16 17 17 18 20 22 24 25 27 29 31 32 34 35 37 39 40 6 7 8 9 10 11 11 11 12 9 9 10 10 12 12 12 13 15 18 18 19 20 23 25 28 30 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 US International Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 ANZ UK Canada

Investor Presentation | August 2024 Subscription Revenue Consolidated Subscription revenue ($M)* Subscription revenue as a % of total consolidated revenue (Q2’24) Hardware Life360 US Subscription Life360 International Subscription Hardware Subscription Other • Global revenue growth underpinned by 25% YoY uplift in Global Paying Circles, and 6% YoY increase in Q2’24 ARPPC • Strong subscription growth across U.S. and international, with consolidated subscription revenue uplift of 25% YoY including the contribution of hardware subscriptions • Core Life360 subscription revenue growth of 25%, benefiting from repricing of existing Android subscribers in April 2023, and the triple tier membership launches in the UK and ANZ in October 2023 and April 2024, respectively • CY22 – CY23 growth driven by U.S. price increases for Core Life360 Subscription Revenue Year-on-year growth of 25% 34 33.1 36.0 39.0 45.4 51.7 52.7 56.6 59.861.6 65.7 Q1 Q2 Q3 Q4 2022 2023 2024

Investor Presentation | August 2024 Paying Circles by geography (000s) Paying Circles $140 $1398 +42% YoY$38 +42% YoYInternational Triple Tier launch countries Paying Circles Record global net additions in Q2’24 +14% YoY +43% YoY +36% YoY +42% YoY +19% YoY 35 280 337 410 458 529 550 605 647 668 665 698 708 737 804 895 991 1,044 1,117 1,180 1,162 1,203 1,233 1,300 1,327 1,390 1,468 93 109 124 138 157 159 171 180 183 169 171 169 166 186 204 227 243 275 310 332 364 396 446 474 508 562 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 US International Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 ANZ UK Canada UK & ANZ Legacy price increases Note: Numbers may not sum due to rounding.

Investor Presentation | August 2024 $59 $152 $43 $56 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 US International Average Revenue Per Paying Circle (ARPPC) 1 U.S. Price increase took effect across all Membership tiers starting in August 2022 2 The uplift to global ARPPC was tempered by a 14% increase in the weighting of international Paying Circles as a percentage of global Paying Circles, reflecting faster growth in international regions that have lower pricing relative to the U.S. International Triple Tier launch countries revenue Triple tier launches and price increases for legacy subscribers driving international ARPPC Average Revenue Per Paying Circle (ARPPC) ($) 1 +12% YoY +76% YoY +58% YoY +69% YoY 36 Q2 23 Q2 24 ANZ UK Canada +6% YoY Global ARPPC 2 +8% YoY

Investor Presentation | August 2024 Hardware revenue Hardware Life360 US Subscription Life360 International Subscription Hardware Subscription Other Q2’24 revenue growth of 3% YoY *Q1’22 revenue is adjusted and includes Tile revenue pre-acquisition. Hardware revenue ($M)* Hardware revenue as % of total consolidated revenue (Q2’24) 37 10.5 6.8 11.7 19.6 10.0 11.6 15.5 21.1 10.2 11.9 Q1 Q2 Q3 Q4 2022 2023 2024 62% 9% 6% 9% 14% *Includes non-recurring adjustment of approximately $0.9 million in relation to deferral • Q2’24 hardware revenue growth of 3% supported by contribution from bundling • On track for Tile’s product refresh for the Q4’24 holiday season • Continued focus on integrating hardware into the Life360 ecosystem to create a unified member experience and complete the vision of people, pets and things

Investor Presentation | August 2024 • Q2’24 Other revenue growth of 12% YoY reflects modest initial impacts of advertising revenue and additional revenue from existing data and partnership agreements • Q1’23 YoY revenue decline reflects transition to single data arrangement • Expectation of significant long term growth potential as part of broader advertising and free user monetization strategy Other revenue ($M) Other Revenue as % of total consolidated revenue (Q2’24) Hardware Life360 US Subscription Life360 International Subscription Hardware Subscription Other Other revenue Q2’24 revenue growth of 12% YoY 38 8.3 6.0 6.5 6.36.5 6.5 6.5 6.16.5 7.3 Q1 Q2 Q3 Q4 2022 2023 2024 62% 9% 6% 9% 14% *Includes non-recurring adjustment of approximately $0.9 million in relation to deferral I l recu ring adjustment of roximately $0.9 millio in relation to

Investor Presentation | August 2024 Expanding profitability Leveraging the cost base as we scale Costs are declining as a % of revenue1 Adjusted EBITDA ($M) EBITDA ($M) 39 -13.7 -18.7 -9.4 1.6 0.5 5.7 5.5 8.9 4.3 11.0 Q1 Q2 Q3 Q4 2022 2023 2024 -25.0 -31.2 -18.8 -10.3 -12.6 -2.0 -4.2 -2.0-4.1 -5.6 Q1 Q2 Q3 Q4 2022 2023 2024 46% 28% 27% 14% 9% 5% 13% 15% 15% 29% 16% 17% 102% 69% 64% Q2'22 Q2'23 Q2'24 Other costs Commissions User Acquisition & TV Personnel 1 Operating costs used within these calculations are Non-GAAP. For a reconciliation of GAAP to Non-GAAP operating costs refer to Appendix 3

Investor Presentation | August 2024 2024 Outlook 03 40

Investor Presentation | August 2024 1 Core subscription revenue is defined as subscription revenue derived from the Life360 mobile application and excludes non-core subscription revenue which relates to other hardware related subscription offerings. 2 For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 3 Life360 has updated its 2024 earnings guidance and expects to deliver the following metrics which include both the early revenue and set-up costs for the new advertising business, as well as an intentional reallocation of paid acquisition and other marketing costs from Q2’24 to Q3’24, resulting in a spend of approximately $6.0 million more than in Q2’24 related to back to school and the new product launch for Tile: • Consolidated revenue of $370 million - $378 million (upgraded from $365 million - $370 million), with Core subscription revenue1 growth of 25%+ YoY (upgraded from 20%+ YoY); • Includes anticipated additional revenue of $1-2 million from the extended Placer.ai partnership agreement; • Positive Adjusted EBITDA2 of $36 million - $41 million (upgraded from $30 million - $35 million); • EBITDA2 loss of $(8) million to $(13) million; including the $5.8 million in IPO-related transaction costs; • Positive Operating Cash Flow for each quarter of 2024; and • Year-end cash, cash equivalents and restricted cash of $150 million - $160 million. The forecast includes expected significantly higher outflows from RSU settlements, the anticipated investment in Hubble, IPO proceeds and related transaction costs, and timing variations in working capital in Q4’24 related to hardware inventory and the new product launch. The company expects to continue to be Adjusted EBITDA positive on a quarterly basis going forward, to achieve positive EBITDA in Q4 due to usual seasonality, and to be consistently EBITDA positive on a quarterly basis in 2025. Outlook 41

Investor Presentation | August 2024 04 Appendix 42

Investor Presentation | August 2024 APPENDIX 1 Operating Metrics 1 Core metrics relate solely to the Life360 mobile application 2 Core subscription revenue is defined as subscription revenue derived from the Life360 mobile application and excludes non-core subscription revenue which relates to other hardware related subscription offerings. Beginning with the second quarter of 2024, this definition has been updated and calculated in accordance with GAAP 43 (in millions, except ARPPC, ARPPS, ASP) Q2 2024 Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Core1 Monthly Active Users (MAU) - Global 70.6 66.4 61.4 58.4 54.0 50.8 U.S. 40.5 38.8 36.8 35.4 33.6 31.7 International 30.1 27.5 24.6 23.0 20.4 19.1 ANZ 2.4 2.2 2.0 1.9 1.7 1.6 Paying Circles - Total 2.0 1.9 1.8 1.7 1.6 1.6 U.S. 1.5 1.4 1.3 1.3 1.2 1.2 International 0.6 0.5 0.5 0.4 0.4 0.4 Average Revenue per Paying Circle (ARPPC) $ 125.96 $ 123.97 $ 124.17 $ 119.97 $ 119.25 $ 120.70 Life360 Consolidated Subscriptions 2.7 2.5 2.4 2.3 2.2 2.1 Average Revenue per Paying Subscription (ARPPS) $ 104.00 $ 102.02 $ 102.17 $ 101.33 $ 97.83 $ 97.98 Net hardware units shipped 0.7 0.5 1.7 1.1 0.7 0.6 Average Sale Price (ASP) $ 15.92 $ 16.50 $ 11.50 $ 13.24 $ 15.76 $ 17.22 Annualized Monthly Revenue (AMR) $ 304.8 $ 284.7 $ 274.1 $ 259.1 $ 248.7 $ 239.5 Additional KPI Related Information Subscription revenue $ 65.7 $ 61.6 $ 59.8 $ 56.6 $ 52.7 $ 51.7 Non-Core subscription revenue $ (5.5) $ (5.8) $ (5.9) $ (7.2) $ (4.7) $ (5.5) Core subscription revenue2 $ 60.2 $ 55.8 $ 53.9 $ 49.4 $ 48.0 $ 46.2 Subscription revenue bundling related adjustment $ (1.3) $ (1.2) $ (1.2) $ (1.2) $ (0.7) $ — Hardware revenue bundling related adjustment $ 1.3 $ 1.2 $ 1.2 $ 1.4 $ 1.1 $ —

Investor Presentation | August 2024 APPENDIX 2 Income Statement 44 $ in millions, except share and per share data Q2 2024 Q2 2023 Revenue Subscription $ 65.7 $ 52.7 Hardware 11.9 11.6 Other 7.3 6.5 Total revenue 84.9 70.8 Cost of Revenue Cost of subscription revenue 10.4 6.4 Cost of hardware revenue 9.9 8.7 Cost of other revenue 0.9 0.9 Total cost of revenue 21.2 16.0 Gross Profit 63.6 54.8 Operating expenses Research and development 27.0 23.2 Sales and marketing 24.4 23.3 General and administrative 14.6 12.5 Total operating expenses 66.0 59.0 Loss from operations (2.4) (4.2) Other income (expense), net Convertible notes fair value adjustment — (0.3) Derivative liability fair value adjustment — (0.3) Loss on settlement of convertible notes (0.4) — Gain on settlement of derivative liability 1.9 — Other income (expense), net (4.6) 0.6 Total other income (expense), net (3.1) 0.1 Loss before income taxes (5.5) (4.1) Provision for income taxes 5.5 0.3 Net loss $ (11.0) $ (4.4) Net loss per share, basic and diluted $ (0.15) $ (0.07) Weighted-average shares used in computing net loss per share, basic and diluted 70,760,080 66,467,200 Note: Numbers may not sum due to rounding

Investor Presentation | August 2024 APPENDIX 2 Balance Sheet Cash Flow 45 2024 2023 Cash Flows from Operating Activities: Net loss $ (20.7) $ (18.5) Adjustments to reconcile net loss to net cash provided by (used in) operating activities: Depreciation and amortization 4.7 4.5 Amortization of costs capitalized to obtain contracts 0.7 0.9 Amortization of operating lease right-of-use asset 0.2 0.5 Stock-based compensation expense, net of amounts capitalized 19.0 18.2 Compensation expense in connection with revesting notes — 0.1 Non-cash interest expense, net 0.1 0.3 Convertible notes fair value adjustment 0.6 0.2 Derivative liability fair value adjustment 1.7 0.2 Loss on settlement of convertible notes 0.4 — Gain on settlement of derivative liability (1.9) — Non-cash revenue from investment (0.9) (1.0) Inventory write-off — 0.9 Adjustment in connection with membership benefit — (2.1) Changes in operating assets and liabilities, net of acquisitions: Accounts receivable, net 1.6 (0.3) Prepaid expenses and other assets 6.0 (0.9) Inventory (1.4) (0.5) Costs capitalized to obtain contracts, net (0.8) (1.0) Accounts payable 4.1 (6.7) Accrued expenses and other current liabilities (0.8) (1.4) Deferred revenue 1.5 1.1 Other liabilities, noncurrent (0.1) (0.0) Net cash provided by (used in) operating activities 13.9 (5.5) Cash Flows from Investing Activities: Internal use software (2.3) (0.9) Purchase of property and equipment (0.1) (0.0) Net cash used in investing activities (2.3) (0.9) Cash Flows from Financing Activities: Indemnity escrow payment in connection with an acquisition — (13.1) Proceeds from the exercise of stock options and warrants 4.5 1.6 Taxes paid related to net settlement of equity awards (15.9) (8.6) Proceeds from issuance of common stock in U.S. initial public offering, net of underwriting discounts and commissions 93.0 — Payments of U.S. initial public offering issuance costs (1.8) — Proceeds from repayment of notes due from affiliates — 0.3 Net cash provided by (used in) financing activities 79.7 (19.8) Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash 91.3 (26.2) Cash, Cash Equivalents and Restricted Cash at the Beginning of the Period 70.7 90.4 Cash, Cash Equivalents, and Restricted Cash at the End of the Period $ 162.0 $ 64.2 Six Months Ended June 30,$M June 30, December 31, 2024 2023 Current Assets: Cash and cash equivalents $ 160.8 $ 69.0 Accounts receivable, net 40.6 42.2 Inventory 5.5 4.1 Costs capitalized to obtain contracts, net 1.0 1.0 Prepaid expenses and other current assets 10.5 15.2 Total current assets 218.4 131.4 Restricted cash, noncurrent 1.2 1.7 Property and equipment, net 1.7 0.7 Costs capitalized to obtain contracts, noncurrent 1.0 0.8 Prepaid expenses and other assets, noncurrent 5.5 6.8 Operating lease right-of-use asset 0.9 1.0 Intangible assets, net 43.5 45.4 Goodwill 133.7 133.7 Total Assets $ 405.9 $ 321.7 Liabilities and Stockholders’ Equity Current Liabilities: Accounts payable $ 10.0 $ 5.9 Accrued expenses and other current liabilities 32.1 27.5 Convertible notes, current — 3.4 Deferred revenue, current 35.5 33.9 Total current liabilities 77.6 70.8 Convertible notes, noncurrent — 1.1 Derivative liability, noncurrent — 0.2 Deferred revenue, noncurrent 0.9 1.8 Other liabilities, noncurrent 0.7 0.7 Total Liabilities $ 79.2 $ 74.7 Commitments and Contingencies Stockholders’ Equity Common Stock 0.1 0.1 Additional paid-in capital 632.5 532.1 Accumulated deficit (305.9) (285.1) Total stockholders’ equity 326.7 247.1 Total Liabilities and Stockholders’ Equity $ 405.9 $ 321.7 Note: Numbers may not sum due to rounding

Investor Presentation | August 2024 Operating expenses APPENDIX 3 GAAP to Non-GAAP reconciliation 46 $M Q2 2024 Q2 2023 Research and development expense, GAAP 27.0 23.2 Less: Stock-based compensation (6.5) (5.3) Total Research and development, Non-GAAP 20.5 17.9 Sales and marketing expense, GAAP 24.4 23.3 Less: Depreciation and amortization (1.1) (1.1) Less: Stock-based compensation (0.8) (0.6) Less: Severance and other — (0.1) Total Sales and marketing expense, Non-GAAP 22.5 21.6 General and administrative expense, GAAP 14.6 12.5 Less: Stock-based compensation (3.1) (3.0) Less: Severance and other (0.3) (0.4) Total General and administrative expense, Non-GAAP 11.2 9.1 Total Operating expenses, GAAP 66.0 59.0 Less: Depreciation and amortization (1.1) (1.1) Less: Stock-based compensation (10.4) (8.9) Less: Severance and other (0.3) (0.5) Total Operating expenses, Non-GAAP 54.3 48.6 Note: Numbers may not sum due to rounding

Investor Presentation | August 2024 We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance. EBITDA and Adjusted EBITDA In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) gain and loss on settlement of convertible notes and derivative liability (iii) provision for income taxes, (iv) depreciation and amortization and (v) other income, net. Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) gain and loss on settlement of convertible notes and derivative liability (iii) provision for income taxes, (iv) depreciation and amortization, (v) other income, net, (vi) stock-based compensation, (vii) IPO-related transaction costs, (viii) workplace restructuring costs, (ix) the write-off of obsolete inventory, and (x) the adjustment in connection with membership benefit. These items are excluded from EBITDA and Adjusted EBITDA because they are non-cash in nature, because the amount and timing of these items are unpredictable, or because they are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA in this presentation because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results. The table presents a reconciliation of net loss, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA. 1 To reflect the change in fair value of the September 2021 Convertible Notes and derivative liability associated with the July 2021 Convertible Notes 2 Includes depreciation on fixed assets and amortization of intangible assets 3 Relates to non-recurring personnel and severance related expenses in connection with the workplace restructuring announced on January 12, 2023 4 Relates to an adjustment recorded to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits 47 APPENDIX 3 Non-GAAP Financial Measures $M 2024 2023 Net loss (11.0) (4.4) Add (deduct): — — Convertible notes fair value adjustment1 — 0.3 Derivative liability fair value adjustment1 — 0.3 Loss on settlement of convertible notes 0.4 — Gain on settlement of derivative liability (1.9) — Provision for income taxes 5.5 0.3 Depreciation and amortization2 2.4 2.3 Other income, net (1.0) (0.6) EBITDA (5.6) (2.0) Stock-based compensation 10.8 9.3 IPO-related transaction costs, including secondary offering costs 5.8 — Workplace restructuring costs3 — 0.5 Adjustment in connection with membership benefit4 — (2.1) Adjusted EBITDA 11.0 5.7 Three Months Ended June 30, Note: Numbers may not sum due to rounding

Investor Presentation | August 2024 Adjusted profit from ordinary activities after tax Adjusted profit from ordinary activities after tax is defined as net loss, excluding (i) stock-based compensation, (ii) ) IPO- related transaction costs, (iii) workplace restructuring costs, (iv) adjustment in connection with membership benefit and (v) amortization attributable to intangible assets in connection with acquisitions. The above items are excluded from net loss because they are non-cash in nature, because the amount and timing of these items are unpredictable, or because they are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. This non- GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results. APPENDIX 3 Non-GAAP Financial Measures cont’d The following table presents a reconciliation of net loss, the most directly comparable GAAP measure, to Adjusted profit from ordinary activities after tax. 1 Relates to non-recurring personnel and severance related expenses in connection with the workplace restructuring announced on January 12, 2023 2 Relates to an adjustment recorded to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits. 48 $M 2024 2023 Net loss (11.0) (4.4) Stock-based compensation 10.8 9.3 IPO-related transaction costs, including secondary offering costs 5.8 — Workplace restructuring costs1 — 0.5 Adjustment in connection with membership benefit2 — (2.1) Amortization attributable to intangible assets in connection with acquisitions 2.2 2.2 Adjusted profit from ordinary activities after tax 7.8 5.4 Three Months Ended June 30, Note: Numbers may not sum due to rounding

Investor Presentation | August 2024 Thank you